Exhibit 10.50

                                                            [EXECUTION ORIGINAL]


                          PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of April 8, 1998, by and between Spurlock Adhesives, Inc., a Virginia corporation (the "Secured Party") and Spurlock Family Limited Partnership, a Virginia limited partnership (the "Partnership" or "Pledgor").

                                    RECITALS:

         WHEREAS, Spurlock Industries, Inc. (the "Company"), the Secured Party, the Partnership, H. Norman Spurlock, Jr. ("Spurlock") and Harold N. Spurlock, Sr. (the "Guarantor") have entered into a Settlement Agreement dated April 8, 1998 (the "Settlement Agreement") regarding the settlement of certain claims of the Company and the Secured Party against Spurlock; and

         WHEREAS, pursuant to the Settlement Agreement and concurrently with the execution of this Agreement, the Partnership shall execute and deliver a certain Promissory Note dated April 8, 1998 (the "Note") payable to the Secured Party in the original face amount of $375,000.00; and

         WHEREAS, the Partnership owns 2,325,000 shares of common stock in the Company, which shares are represented by certificate numbers 3673 and 3674 (the "Securities"); and

         WHEREAS, the Partnership wishes to pledge to the Secured Party, and grant the Secured Party a security interest in, all of its right, title and interest in and to the Securities to secure the obligations of the Partnership under the Note and this Agreement.

                                   AGREEMENT:

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. "UCC." For the purposes of this Agreement, "UCC" means the Uniform Commercial Code as adopted in the Commonwealth of Virginia, and all amendments thereto, provided that if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Virginia, then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

         SECTION 1.2. UCC Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC in effect as of the date hereof shall have the meanings therein stated.

                                   ARTICLE II
                             THE SECURITY INTERESTS

         SECTION 2.1. The Security Interest. To secure the "Obligations" (as such term is hereinafter defined), the Partnership hereby pledges, assigns and grants a continuing security interest in and to the "Pledged Collateral" (as such term is hereinafter defined) as herein provided, to the Secured Party.

         SECTION 2.2. Obligations. The security interest and liens hereby granted are to secure the full payment and performance when due, without offset, whether by acceleration or otherwise, of each and all of the Obligations. The term "Obligations" shall include, without limitation, all of the liabilities and obligations of the Partnership under the Note, this Agreement and the Settlement Agreement (the Note, this Agreement and the Settlement Agreement are collectively referred to herein as the "Security Documents"), and all costs and expenses incurred by the Secured Party in connection with the enforcement of the Security Documents, the collection of any judgment rendered thereon, and/or the defense of any claim arising out of, or in any way relating to, the Security Documents, including, without limitation, reasonable attorneys' fees. The foregoing and all other provisions of this Agreement notwithstanding, the parties agree that, solely for the purposes of this Agreement, the various obligations of the Pledgor hereunder to pay or reimburse the Secured Party for certain legal and related expenses shall not include any legal or related expenses incurred by the Secured Party or for which it may be liable with respect to that certain lawsuit in the United States District Court for the District of Colorado, Civil Action No. 97-D-2214, styled Lee Rasmussen, Minority Shareholder of Record, et al. v. Spurlock Industries, Inc., et al. (the "Derivative Action"); provided, however, that this provision shall not preclude the Secured Party from exercising any right it has or may have to recover from Pledgor any legal or related expenses relating to the Derivative Action which right arises otherwise than pursuant to this Agreement.

         SECTION 2.3. Pledged Collateral. The term "Pledged Collateral" shall include, without limitation, the Securities and all dividends, distributions, interest, instruments and other property from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such Securities, and the proceeds of each and all of the foregoing.

         SECTION 2.4. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

         SECTION 2.5. Termination of Security Interests; Release of Pledged Collateral.


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

                  (a) Upon the full, final and irrevocable payment and performance of all the Obligations, the security interests in the Pledged Collateral shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor.

                  (b) Upon any such termination of the security interests or any release of the Pledged Collateral, the Secured Party will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests or the release of the Pledged Collateral. Any such documents shall be without recourse to or warranty by the Secured Party.

         SECTION 2.6. Security Interests Absolute. All rights of the Secured Party and security interests hereunder, and all duties, and obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Obligations, or any document evidencing or securing any of the Obligations, by operation of law or otherwise;

                  (ii) any modification or amendment or supplement to the Note, the Settlement Agreement, the Guaranty of even date hereof from the Guarantor to the Secured Party (the "Guaranty") or any other document evidencing or securing any of the Obligations;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any of the Obligations;

                  (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Pledgor or its assets or any resulting disallowance, release or discharge of all or any portion of the Obligations;

                  (v) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Secured Party or any other entity or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Pledgor for any reason of any of the Obligations, or any provision of applicable law or regulation purporting to prohibit the payment by the Pledgor of the Obligations; or

                  (vii) any failure by the Secured Party (a) to commence any action against the Pledgor, or (b) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Obligations, or (c) any other act or omission to act or delay of any kind by the Pledgor, the Secured Party or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Pledgor represents, warrants and agrees as follows:

         SECTION 3.1. Contravention. The execution, delivery and performance by the Pledgor of this Agreement requires no action by or in respect of, or filing with, any governmental authority and does not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Pledgor.

         SECTION 3.2. Binding Effect. This Agreement constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and


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

by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 3.3. Title to Pledged Collateral. The Pledgor owns all of the Pledged Collateral free and clear of any liens or encumbrances other than the liens and security interests granted hereby.

         SECTION 3.4. Pledged Collateral. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Collateral with respect thereto.

         SECTION 3.5. Validity, Perfection and Priority of Security Interests. Upon delivery of all certificates or instruments representing or evidencing the Pledged Collateral to the Secured Party, the Secured Party will have a valid and perfected security interest in the Pledged Collateral subject to no prior lien or encumbrance. No registration, recordation or filing with any governmental agency is required in connection with the execution or delivery of this Agreement, or necessary for the validity or enforceability hereof or for the perfection of the security interests of the Secured Party granted hereby. The Pledgor has not performed any acts which might prevent the Secured Party from enforcing any of the terms and conditions of this Agreement or which would limit the Secured Party in any such enforcement.

         SECTION 3.6. No Pledge of Partnership Interest. To the best knowledge of the Pledgor, no partner of the Partnership has assigned, granted a security interest in, or has otherwise encumbered or allowed to be encumbered, his or her partnership interest in the Partnership.

                                   ARTICLE IV
                                    COVENANTS

         The Pledgor agrees that so long as any of the Obligations remains unpaid:

         SECTION 4.1. Filing; Further Assurances. The Pledgor will, at Pledgor's expense and in such manner and form as the Secured Party may reasonably require, execute and deliver to the Secured Party any financing statement, specific assignment or other paper and take any other action that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Secured Party to execute and file, in the name of the Pledgor or otherwise, UCC financing statements which the Secured Party in its sole discretion may deem necessary or appropriate to further perfect the security interests granted hereby.

         SECTION 4.2. Liens on Pledged Collateral. The Pledgor will not sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or suffer to exist any lien, security interest or encumbrance (other than security interests in favor of the Secured Party) on any Pledged Collateral. The Pledgor will pledge hereunder, immediately upon Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities received in substitution for or with respect to any Pledged Collateral.


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

                                    ARTICLE V
                       VOTING; DISTRIBUTIONS ON COLLATERAL

         SECTION 5.1. Voting Rights.

                  (a) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

                  (b) The Secured Party shall execute and deliver, or cause to be executed and delivered, to the Pledgor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which the Pledgor is entitled to exercise pursuant to paragraph (a) above.

         SECTION 5.2. Dividends with Respect to the Pledged Collateral.

                  (a) During the term hereof, all cash dividends whether out of earned or capital surplus or otherwise (other than stock dividends) on the Pledged Collateral, or any part thereof, shall be paid to the Secured Party (with any necessary endorsement) and such cash dividends shall be applied toward the obligations of the Partnership under the Note, first to any late charges outstanding, then to any interest payments outstanding and finally to the principal balance of the Note. All stock or property representing stock or liquidating dividends on distribution and liquidation upon or in respect of the Pledged Collateral or any part thereof, or resulting from a stock dividend, stock distribution, stock split or reclassification of the Pledged Collateral, or any part thereof, received or exchanged for the Pledged Collateral, or any part thereof, as a result of any merger, consolidation or otherwise, shall be paid or transferred directly to (with any necessary endorsement) and deposited with the Secured Party as part of the Pledged Collateral pursuant to this Agreement immediately upon receipt thereof by the Partnership.

                  (b) All such dividends, distributions or payments of cash, stock or property relating to the Pledged Collateral which are received by the Pledgor shall be received in trust for the benefit of the Secured Party, and shall be segregated from other funds of the Pledgor until paid over to the Secured Party as Pledged Collateral.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

         Any one of the following events will constitute an "Event of Default" under this Agreement:

         SECTION 6.1.  The occurrence of a Default under the Note.

         SECTION 6.2. A breach by the Secured Party or the Guarantor under the Settlement Agreement.

         SECTION 6.3. The failure by the Pledgor to observe or perform any of the applicable agreements contained herein and to cure such failure within ten
(10) days of notice thereof from the Secured Party.

         SECTION 6.4. Discovery that any representation or warranty made by the Pledgor herein or any statement or representation made in any certificate, report or opinion delivered pursuant hereto



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

was incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made.

         SECTION 6.5. If this Agreement shall at any time and for any reason cease to create a valid and perfected first priority security interest in and to the Pledged Collateral or such security interest shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Pledgor or the Pledgor shall deny that it has any further liability or obligation with respect thereto; provided, however, in the event that an Event of Default arises under this Section 6.5 solely as a result of the Derivative Action, then the Pledgor shall have a period of twenty
(20) days following notice thereof from the Secured Party to cure such Event of Default by providing the Secured Party with substitute collateral, of a nature reasonably satisfactory to the Secured Party and having a value equal to or greater than any of the Pledged Collateral to which such Event of Default would relate.

         SECTION 6.6. If any Pledged Collateral is lost, abandoned, destroyed, severally damaged and not replaced within 30 days of notice to Pledgor, or sold or transferred except as permitted by prior agreement with the Secured Party.

                                   ARTICLE VII
                           GENERAL AUTHORITY; REMEDIES

         SECTION 7.1. General Authority. The Pledgor hereby irrevocably appoints the Secured Party and any officer or agent thereof, with full power of substitution, as the Pledgor's true and lawful attorney-in-fact, in the name of the Pledgor, for the sole use and benefit of the Secured Party, but at the Pledgor's expense, at and following the occurrence of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement. Without limiting the foregoing, the Pledgor hereby gives the Secured Party the power and right on the Pledgor's behalf, at and following the occurrence of an Event of Default, without notice to or further assent by the Pledgor, to do the following:

                  (a) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Pledgor as, or in connection with, the Pledged Collateral;

                  (b)     to  demand,   sue  for,  collect,   receive  and  give
acquaintance for any and all monies due or to become due upon or in connection with the Pledged Collateral;

                  (c) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Pledged Collateral;

                  (d) to sell, transfer, assign or otherwise deal in or with the Pledged Collateral or any part thereof, as fully and effectually as if the Secured Party were the absolute owner thereof; and

                  (e) to do, at its option, but at the expense of the Pledgor, at any time or from time to time, all acts and things which the Secured Party deems necessary to protect or preserve the Pledged Collateral and to realize upon the Pledged Collateral.

         SECTION 7.2. UCC Rights. If an Event of Default shall have occurred, the Secured Party may, in addition to all other rights and remedies granted to it in this Agreement and in any other agreement securing, evidencing or relating to the Obligations, exercise (i) all rights and remedies of a



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

secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and (ii) all other rights available to the Secured Party at law or equity.

         SECTION 7.3.  Application of Proceeds; Sale of Pledged Collateral.

                  (a) The Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Secured Party, without demand of any kind (except the notice specified below of the time and place of any public or private sale) to or upon the Pledgor or any other person or entity (all of which demands and/or notices are hereby waived by the Pledgor), may forthwith (i) apply the cash, if any, then held by it as specified in Section 7.8 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay the Obligations in full, to collect, receive, appropriate and realize upon the Pledged Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral (or contract to do so) or any part thereof in one or more lots or parcels (which need not be in round lots) at public or private sale, at any office of the Secured Party or elsewhere in such manner as is commercially reasonable, and as the Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale, and, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Secured Party arising out of the foreclosure, repossession, retention or sale of the Pledged Collateral.

                  (b) The Secured Party shall give the Pledgor fifteen (15) days written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may again be sold upon like notice.

         SECTION 7.4. Rights of Purchasers. Upon any sale of the Pledged Collateral (whether public or private) the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser (including the Secured Party) at any such sale shall hold the Pledged Collateral so sold absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Pledgor who, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, any right to redeem the Pledged Collateral under
Section 8.9-506 of the UCC, stay or approval which the Pledgor has or may have under any law now existing or hereafter adopted.


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

         SECTION 7.5.  Securities Act, etc.

                  (a) The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.

                  (b) Accordingly, the Pledgor expressly agrees that the Secured Party is authorized, in connection with any sale of the Pledged Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Collateral, (ii) to cause to be placed on certificates for any or all of the Pledged Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of any applicable law, rule or regulation and (iii) to impose such other limitations or conditions in connection with any such sale as the Secured Party deems necessary or advisable in order to comply with any law, rule or regulation.

                  (c) The Pledgor covenants and agrees that the Pledgor will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order to comply with all applicable laws, rules or regulations. The Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Pledgor and the Secured Party that the provisions of this Section 7.5 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed the price at which the Secured Party sells. The Secured Party shall be under no obligation to delay a sale of any Pledged Collateral for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the issuer would agree to it.

         SECTION 7.6. Other Rights of the Secured Party.

                  (a) The Secured Party (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and (ii) proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Pledged Collateral and to sell all, or from time to time, any of the Pledged Collateral under the judgment or decree of a court of competent jurisdiction.

                  (b) Upon the occurrence of an Event of Default, the Secured Party shall, to the extent permitted by applicable law, without notice to the Pledgor or any party claiming through the Pledgor, without regard to the solvency or insolvency at such time of any person or entity then liable for the payment of any of the Obligations, without regard to the then value of the Pledged Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Secured Party) of the Pledged Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Pledged Collateral be segregated, sequestered and impounded for the benefit of the Secured Party, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

                  (c) In no event shall the Secured Party have any duty to exercise any rights or take any steps to preserve the rights of the Secured Party in the Pledged Collateral. Pledgor acknowledges that Secured Party shall not have any duty or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 7.7.  Waiver and Estoppel.

                  (a) The Pledgor agrees, to the extent the Pledgor may lawfully do so, that the Pledgor will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting the Pledgor to direct the order in which the Pledged Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, and hereby waives all benefit or advantage of all such laws.

                  (b) The Pledgor, to the extent the Pledgor may lawfully do so, on behalf the Pledgor and all who claim through or under the Pledgor, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshaling of the Pledged Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Agreement, and consents and agrees that all of the Pledged Collateral may at any such sale be offered and sold as an entirety.

                  (c) The Pledgor waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Agreement and any action taken by the Secured Party with respect to the Pledged Collateral.

         SECTION 7.8. Application of Monies. The proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Secured Party in the following order of priority, (the Pledgor remaining liable for any deficiency remaining unpaid after such application):

                  (a) first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Secured Party's agents and counsel, and all expenses, liabilities and advances incurred or made by the Secured Party, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Pledged Collateral, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 8.3;

                  (b) second, to payment of the Obligations in such order as the Secured Party shall determine; and

                  (c) finally, any surplus then remaining shall be paid to the Pledgor, or the Pledgor's successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         SECTION 7.9. Redemption of Pledged Collateral by the Company. The Pledgor acknowledges and agrees that the Obligations, the Note, this Agreement, the Guaranty and all related agreements, documents, instruments, and rights and obligations of the Secured Party thereunder may, in the sole and absolute discretion of the Secured Party and without notice to the Pledgor, be assigned or otherwise transferred to the Company. Upon such assignment or transfer, the Company shall possess all of the rights of the Secured Party hereunder, notwithstanding that any purchase of the Pledged Collateral by the Company (in the place of and to the extent that the Secured Party is permitted hereunder) would result in the redemption and cancellation of any the Pledged Collateral consisting of shares of the capital stock of the Company.

                                   ARTCLE VIII
                                  MISCELLANEOUS

         SECTION 8.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at the address set forth on the signature page hereof or to such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective when delivered in person or delivered certified mail, postage prepaid, return receipt requested. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section 8.1.

         SECTION 8.2. Waivers, Non-Exclusive Remedies. No failure on the part of the Secured Party to exercise, no delay in exercising, and no course of dealing with respect to any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights of the Secured Party under this Agreement are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 8.3. Expenses; Documentary Taxes. The Pledgor shall forthwith on demand pay all out-of-pocket expenses incurred by the Secured Party, including the reasonable fees and disbursements of its counsel and agents, in connection with the administration, sale or other disposition of the Pledged Collateral and the preservation, protection or defense of the rights of the Secured Party in and to the Pledged Collateral. The Pledgor shall forthwith pay on demand the amount of any taxes which the Secured Party shall pay by reason of the security interests (including any applicable transfer taxes).

         SECTION 8.4.  Successors and Assigns.

                  (a) This Agreement is for the benefit of the Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations. Without limiting the foregoing, the Secured Party shall have the right to assign all of its rights and obligations hereunder to the Company.

                  (b) This Agreement shall be binding upon the Pledgor and the Pledgor's heirs, personal representatives, successors and assigns, except that the Pledgor may not assign or transfer any of its rights under this Agreement without the prior written consent of the Secured Party.

         SECTION 8.5. Amendments and Waivers. Any provision of this Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgor and the Secured Party.

         SECTION 8.6. Delivery and Virginia Law. This Agreement has been delivered in Virginia and shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to its conflicts of laws provisions, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Virginia are governed by the laws of such jurisdiction.

         SECTION 8.7. Limitation by Law; Severability.

                  (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 8.8. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Secured Party shall have received counterparts hereof signed by itself and the Pledgor.




                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                            SPURLOCK FAMILY LIMITED PARTNERSHIP

                            By: Spurlock Family Corporation, its general partner


                            By: /s/ Harold N. Spurlock, Sr.
                                ------------------------------------------------
                                Harold N. Spurlock, Sr., President



                            SPURLOCK ADHESIVES, INC.



                            By: /s/ Phillip S. Sumpter
                                ------------------------------------------------
                            Its Chairman, CEO